                                  CERTIFICATION
                       SECTION 1350 AS ADOPTED PERSUANT TO
                       SECTION 302 OF THE SARBANES - OXLEY
                                   ACT OF 2002

I,  Robert E. Lee, Jr., certify that:

        1.   I have reviewed this quarterly report on Form 10-QSB of Ness Energy
             International, Inc.

        2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of , and for, the periods presented in this quarterly report;

        4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
             (as defined in Exchange Act Rules 13a - 14 and 15d - 14) for the registrant and have:

                a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant,
                     including its consolidated subsidiaries, is made known to
                     us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior
                     to the filing date of this quarterly report (the
                     "Evaluation Date"); and

                c)   presented in this quarterly report our conclusions about
                     the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                a.)   all significant deficiencies in the design or operation of internal controls which could adversely effect the
                      registrant's ability to record, process, summarize and
                      report financial data and have identified for the
                      registrant's auditors any material weaknesses in internal
                      controls; and

                b)    any fraud, whether or not material, that involves
                      management or other employees who have a significant role
                      in the registrant's internal controls; and

        6.   The registrant's other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 13, 2002                    /s/ Robert E. Lee, Jr.
                                             -----------------------
                                               Robert E. Lee, Jr.
                                               Chief Financial Officer